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                                                                   Exhibit 10.9

                         AMENDMENT TO CREDIT AGREEMENT
                         -----------------------------

         THIS AMENDMENT TO CREDIT AGREEMENT ("Amendment"), made as of the 31st day of October, 1996, by and between DISCAS, INC., a Delaware corporation having a principal place of business at 567-1 South Leonard Street, Waterbury, Connecticut 06708 ("Borrower"), and BANK OF BOSTON CONNECTICUT, a Connecticut chartered savings bank having an office at 81 West Main Street, Waterbury, Connecticut 06702 ("Bank").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, Bank and Borrower have entered into a Credit Agreement dated as of June 25, 1993 (hereinafter referred to as "Agreement"); and

         WHEREAS, Borrower has requested that the Maturity Date for the Loans be accelerated from June 1, 2000 to July 1, 1997; provided that such change will not alter the amount of the monthly payments required under the Agreement and will thereby result in a balloon payment on the Maturity Date; and

         WHEREAS, Bank is willing to grant such change upon.the terms and conditions set forth herein.

         NOW,.THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties hereto agree as follows:

         1. Definitions. Unless otherwise defined herein, initially capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

         2. Amendment-to Agreement. The Agreement is hereby amended by:

            (a) deleting the date "June 1, 2000" in the first line of the definition of Maturity Date in Section 1 on Page 4 of the Agreement and inserting the date to "July 1, 1997" in its place and stead; and

            (b) deleting the words "seventy-eight (78) consecutive equal" in the second and third lines of Section 2(b) on Page 6 of the Agreement.

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         3. Full Force and Effect. Except as modified herein, all terms, covenants, agreements and conditions of the Agreement shall remain unchanged and in full force and effect. Except as so modified, the rights, privileges, duties and obligations of the parties to the Loan Documents shall remain unchanged, and nothing herein contained shall operate to release Borrower from its obligations under the Loan Documents.

         4. Representations and Warranties. Borrower hereby represents and warrants to Bank that (a) all representations and warranties contained in the Loan Documents are true and correct as if made on the date hereof, provided that (i) the representations and warranties set forth in Section 7(d) of the Agreement shall be deemed to refer to Borrower's most recent financial statements provided to Bank, and (ii) those representations and warranties in
Section 7(c) shall be deemed to refer to the date of such financial statements;
(b) Borrower is currently in compliance with all of the terms and conditions of the Loan Documents; and (c) no Default or Event of Default exists.

         5. Effectiveness of Amendment. This Amendment is conditioned upon the CDA and the DED providing written consent to the terms of this Amendment.


         6. Binding Effect. This Amendment shall be binding upon and inure to the parties hereto and their respective successors and assigns. This Amendment may be executed in counterpart.

         7. Confirmation of Obligations. Discas, Inc. and Discas Recycled Products Corporation, as original Borrowers under the Agreement, have merged. As a result of such merger, Discas, Inc. has become the surviving corporation as well as the successor in interest to the rights and obligations of Discas Recycled Products Corporation. Accordingly, Discas, Inc. shall be the sole Borrower under the Note, the Obligations and related Loan Documents and Discas, Inc. has assumed the liability of Discas Recycled Products Corporation on account thereof.

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         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the date first set forth above.


Signed, sealed and delivered in the presence of:


/s/ Linda J. Conway                         DISCAS, INC.
----------------------------------
/s/ Charlene Gallant                        By: Patrick A. DePaolo, Sr.
----------------------------------              -----------------------
                                                Patrick A. DePaolo, Sr.
                                                Its President


                                            BANK OF BOSTON
                                            CONNECTICUT
----------------------------------
                                            By:
----------------------------------             -----------------------
                                                Anthony Ciccomascolo
                                                Its Vice President

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         The undersigned, having guaranteed the Obligations pursuant to a certain Unlimited Guarantee dated as of June 25, 1993 (the "Guarantee"), and having subordinated indebtedness of Borrower owed to him in favor of Bank of Boston Connecticut, by virtue of a certain Subordination Agreement dated as of June 25, 1993 (the "Subordination Agreement"), hereby consents to the terms and conditions of this Amendment. To induce Bank of Boston Connecticut to enter into this Amendment and in consideration of its so doing, the undersigned hereby consents to its execution and delivery by Bank of Boston Connecticut and agrees that the execution and delivery of this Amendment will not in any way impair Bank of Boston Connecticut's rights or alter, diminish or otherwise affect the undersigned's obligations to Bank of Boston Connecticut under the Guarantee or the Subordination Agreement, respectively, and that both the Guarantee and the Subordination Agreement shall remain in full force and effect notwithstanding the execution and delivery by Bank of Boston Connecticut of this Amendment.

         Dated as of the 31st day of October, 1996.


                                            /s/ Patrick A. DePaolo, Sr.
                                            ---------------------------
                                                Patrick A. DePaolo, Sr.

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